UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report: September 20, 1999
(Date of earliest event reported)

PaineWebber Mortgage Acceptance Corporation IV (as depositor under the Pooling and Master Servicing Agreement, dated as of September 1, 1999, relating to the Fremont Home Loan Trust 1999-3, Home Loan Asset Backed Certificates, Series 1999-3)



                 PaineWebber Mortgage Acceptance Corporation IV
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             (Exact name of registrant as specified in its charter)



        Delaware                     333-79283                   06-1204982
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(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)



1285 Avenue of the Americas
New York, New York                                                     10019
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(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number, including area code      (212) 713-2000
                                                    -----------------------



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         (Former name or former address, if changed since last report.)

ITEM 5.   Other Events
          ------------

        Attached as an exhibit to this Current Report is a letter from KPMG LLP ("KPMG") furnished to the Registrant by KPMG pursuant to which KPMG consents to the incorporation by reference in the Prospectus Supplement ("Prospectus Supplement") of the Registrant relating to the Fremont Home Loan Trust 1999-3, Home Loan Asset Backed Certificates, Series 1999-3, of KPMG's report dated January 27, 1999 on KPMG's audits of the consolidated financial statements of Ambac Assurance Corporation and Subsidiaries as of December 31, 1998 and 1997, and for each of the three years in the period ended December 31, 1998. The attached letter also provides the consent of KPMG to the reference to "KPMG LLP" under the caption "Experts" in the Prospectus Supplement.

ITEM 7.   Financial Statements and Exhibits
          ---------------------------------

          (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                           Description
------------------                    -----------
  (23)                                Consent of KPMG LLP

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PAINEWEBBER MORTGAGE ACCEPTANCE
                                          CORPORATION IV


September 21, 1999

                                          By:  /s/ BARBARA DAWSON
                                               ---------------------------------
                                               Name:  Barbara Dawson
                                               Title:  Senior Vice President

                                INDEX TO EXHIBITS
                                -----------------



                                                                Paper (P) or
Exhibit No.          Description                                Electronic (E)
-----------          -----------                                --------------
   (23)              Consent of KPMG LLP                            (E)